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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 11, 2001


                           VION PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                                         0-26534                     13-3671221
------------------------------                       ---------------            --------------
(State or Other Jurisdiction                         (Commission                   (IRS Employer
     of Incorporation)                               File Number)               Identification No.)


     4 Science Park, New Haven, CT                                               06511
----------------------------------------                                        -------
(Address of Principal Executive Offices)                                       (Zip Code)



       Registrant's telephone number, including area code: (203) 498-4210


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS

         In a press release dated January 11, 2001, Vion Pharmaceuticals Inc. (the "Company") presented the status of Phase I trials of its leading anticancer agents, TAPET and Triapine.

         The Company also announced that a copy of the corporate slide presentation, highlighting the affairs of the Company, which shall be presented at the Annual J.P. Morgan H&Q Conference held on January 11, 2001, will be available via live, audio web-cast at www.jpmhq.com/events, at 8:30 a.m. Pacific Time and can also be found on the Company's website (www.vionpharm.com), at approximately 8:45 a.m. Pacific Time on January 11, 2001.

         A copy of the press release is attached as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

                  Exhibit 99.1 Press release dated January 11, 2001 reporting the status of Phase I trials of the Company's leading anticancer agents, TAPET and Triapine.











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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VION PHARMACEUTICALS, INC.



Date: January 11, 2001           By:   /s/ Alan Kessman
                                        ------------------
                                 Name: Alan Kessman
                                 Title: President and Chief Executive Officer






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                                  EXHIBIT INDEX


      99.1 Press release dated January 11, 2001 reporting the status of Phase I trials of the Company's leading anticancer agents, TAPET and Triapine.



                            STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as.......................'r'